UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

The information contained in or furnished with this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

On May 21, 2024, during the fiscal year 2024 earnings call, Viasat, Inc. (Viasat) announced that it was introducing a new segment reporting structure commencing with the first quarter of fiscal year 2025. The new segment reporting structure is expected to better reflect Viasat’s strategy following the acquisition of Inmarsat in May 2023 (the Inmarsat Acquisition), diverse global end markets and organizational changes, and is expected to allow Viasat to better assess the operational performance of, and allocated resources to, our multiple business lines. Under the new reporting structure, Viasat will have two segments: Communication Services, and Defense and Advanced Technologies.

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Communication Services is comprised of four primary business lines – Aviation, Government Satcom, Maritime, and Fixed and Other – and provides a wide range of broadband and narrowband communications solutions across government and commercial mobility markets, as well as for fixed and residential broadband customers. These solutions include nose-to-tail connectivity for commercial airlines and business jet customers, including our market-leading passenger Wi-Fi services. In commercial maritime, marketed under the Inmarsat Maritime brand, solutions support vessel operation, navigation, crew connectivity and safety services, and include the new NexusWave fully managed connectivity service. In the government market, Viasat offers highly trusted and secure interconnectivity solutions for defense and civilian government customers. Additionally, within this segment Viasat develops and offers a wide array of advanced satellite and wireless products, and networks and terminal solutions that support or enable the provision of fixed and mobile broadband and narrowband services.

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Defense and Advanced Technologies is comprised of four primary business lines – Information Security and Cyber Defense, Space and Mission Systems, Tactical Networking, and Advanced Technologies and Other – and provides a diverse set of resilient, vertically integrated solutions, leveraging core technical competencies in encryption, cyber security, tactical gateways, modems and waveforms, to government and commercial customers. The Information Security and Cyber Defense business line offers high-quality encryption products that ensure data security, whether at rest or traveling through a network. The Space and Mission Systems business line builds technologies for use on the ground (antennas, modems and gateways) or in space (space-based communication systems and payloads). The Tactical Networking group provides resilient communications designed for on-the-move or on-the-pause operations in a multi-domain battlespace with friendly force tracking and narrowband solutions. The Advanced Technologies and Other business line focuses on commercial communication satellite product development, orchestration of sovereign and multi-orbit solutions and emerging growth markets, including direct-to-device.

Exhibit 99.1 to this Form 8-K contains unaudited supplemental financial information that illustrates Viasat’s financial results for fiscal years 2023 and 2024 using this new segment reporting structure. There is no change to Viasat’s consolidated results for these periods. The accompanying financial information also includes a presentation of Adjusted EBITDA using the new segment reporting structure, which is a non-GAAP financial measure. Viasat believes this measure is appropriate to enhance an overall understanding of Viasat’s past financial performance and prospects for the future. However, the presentation of this additional non-GAAP information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. A reconciliation between the non-GAAP financial information and the most comparable GAAP information is provided in the Exhibit.

Additionally, to assist investors in evaluating Viasat’s historical and comparative financial performance relative to prior and future periods and to market trends, Viasat is providing unaudited supplemental adjusted combined financial information (in Exhibit 99.2) and unaudited supplemental adjusted combined financial information excluding the non-recurring catch-up contribution from the litigation settlement (in Exhibit 99.3). This supplemental information shows, for illustrative purposes only, certain financial information of Viasat for the fiscal year ended March 31, 2023 and the fiscal quarter ended June 30, 2023 (in Exhibit 99.2) and for the fiscal year ended March 31, 2024, each fiscal quarter in fiscal year 2024 and fiscal year 2023 (in Exhibit 99.3), in each case on an adjusted combined basis, presented using the new segment reporting structure. This supplemental information has been prepared by combining Viasat’s results of operations from continuing operations for each of the new segments for the periods presented with the results of operations of Inmarsat for such segments for periods prior to the closing of the Inmarsat Acquisition on May 30, 2023, together with certain adjustments and reclassifications to reflect purchase price accounting, to conform Inmarsat’s results of operations (which are reported in accordance with International Financial Reporting Standards (IFRS)) to GAAP, and to conform to the presentation of Viasat’s historical financial information. Viasat and Inmarsat have different fiscal years, and therefore Inmarsat’s results for the twelve-month period ended March 31, 2023 were derived by subtracting Inmarsat’s historical results of operations for the three months ended March 31, 2022 from its historical results of operations for the year ended December 31, 2022, and adding Inmarsat’s historical results of operations for the three months ended March 31, 2023. This adjusted combined financial information is unaudited, does not include pro forma adjustments to reflect the Inmarsat Acquisition and related transactions, and does not purport to be indicative of what the combined company’s results of operations would have been if the Inmarsat Acquisition and related transactions had occurred at the beginning of the periods presented. In addition, the adjustments to arrive to the combined financial information do not reflect non-recurring charges incurred in connection with the Inmarsat Acquisition (other than to the extent already reflected in actual historical results), nor any cost savings and synergies that have resulted and are expected to result from the Inmarsat Acquisition (and associated costs to achieve such savings or synergies), nor any costs associated with severance, restructuring or integration activities resulting from the Inmarsat Acquisition.

This supplemental adjusted combined financial information is provided for illustrative purposes only and should be read in conjunction with: (1) Viasat’s consolidated financial statements and notes thereto filed with the Securities and Exchange Commission, (2) Inmarsat’s consolidated financial statements of Inmarsat Holdings for the year ended December 31, 2022, the unaudited condensed financial statements for the three months ended March 31, 2023 and the unaudited pro forma condensed combined financial information of Viasat for the year ended March 31, 2023 attached to Viasat’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 5, 2023 and (3) the supplemental information regarding Inmarsat’s posted on the Investor Relations section of Viasat’s website.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Selected segment information for the fiscal years 2023 and 2024
99.2	Supplemental adjusted combined financial information (fiscal year 2023 and the quarter ended June 30, 2023)
99.3	Supplemental adjusted combined financial information (fiscal year 2024 and each fiscal quarter therein, and fiscal year 2023)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: July 25, 2024	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel

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